EXHIBIT 99.1

HARBOR ACQUISITION CORPORATION

— PROXY SOLICITATION SCRIPT —
2007 ELMET TECHNOLOGIES, INC. COMPANY PROFILE VIDEO
ACQUISITION OF ELMET TECHNOLOGIES, INC.

PROXY LEGEND UNDER FEDERAL SECURITIES LAW

IMPORTANT INFORMATION

HARBOR ACQUISITION CORPORATION URGES ALL SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES EXCHANGE COMMISSION RELATED TO THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING AND ACQUISITION OF ELMET TECHNOLOGIES, INC., SUBMITTED BY HARBOR ACQUISITION CORPORATION OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The definitive proxy statement will be available for free at the Securities Exchange Commission website: www.sec.gov.  In addition, Harbor Acquisition Corporation stockholders may also obtain for free the definitive proxy statement/ prospectus and other documents filed by Harbor Acquisition Corporation in connection with the proxy solicitation for its merger with Elmet Technologies, Inc. by directing a request to: Harbor Acquisition Corporation, One Boston Place, Suite 3630, Boston, Massachusetts, 02108, Attention: Gillian Sherrington, telephone: 617-624-8412, facsimile: 617-624-8416, email: invest@harborpartners.com.  Further, all filings by Harbor Acquisition Corporation with the Securities Exchange Commission are available for free on Harbor Acquisition Corporation’s website: www.harboracquisition.com/investor_info.html.

Harbor Acquisition Corporation and its directors are deemed Participants in the solicitation of proxies.  The directors include the following:  John Carson, David A.R. Dullum, Robert J. Hanks, William E. Mahoney, Edward Cady, Timothy J. Durkin.

Collectively, as of December 31, 2006, the directors may be deemed to beneficially own approximately 14% of the outstanding shares of Harbor Acquisition Corporation Common Stock.  Stockholders of Harbor Acquisition Corporation may obtain additional information regarding the interests of Participants by reading the definitive proxy statement when it becomes available.

ELMET TECHNOLOGIES

2007 Company Profile Video (Investor Version)

VIDEO PARTICIPANTS

Jack Jensen

President  & CEO

Bruce Tremblay

Senior Engineer

Charlie Bennett

Vice President R&D

Steve Jordan

VP Manufacturing

Harry Richardson

Manufacturing Manager

Teri Pontbriand

HR Manager

Jack Jensen - President  & CEO

Elmet’s vision is three words, “listen”— we mean listen to the customers, understand what their requirements are; “create” — we want to create value on everything we do; “delight”— we want everyone to leave this business, to be delighted for everything we have done for them. Elmet was founded in 1929, and in 1942 Philips Electronics purchased the company. Then, in 2003, I led a management buy-out and together we bought the company and that’s when we really took the entrepreneurial spirit.  We made things happen to change direction and ultimately double the profit of the company.

Bruce Tremblay - Senior Engineer

We make advance materials out of Tungsten and Molybdenum.  By advanced materials, materials that would be better, stronger, and lighter.

Charlie Bennett - Vice President R&D

Something as simple as a lamp filament and as complex as a sophisticated component to a medical imaging device.

Jack Jensen - President & CEO

Molly and Tungsten are in all of our lives. People don’t recognize it, but a lot of products that we use in a day to day basis include Molly and Tungsten. Cell phones, flat panel displays, GPS systems, light bulbs, all include Molly and Tungsten.

Charlie Bennett - Vice President R&D

They both possess unique properties such as thermal coefficient of expansion, high density, and chemical purity.

Steve Jordan - VP Manufacturing

Interestingly, things that make them very unique in many applications to our customers are actually the things that make them challenging to work with. Very hard dense materials, difficult to machine them, resistant to chemicals, things of that nature.

Harry Richardson - Manufacturing Manager

We have an integrated process in that we start with raw materials which are basically one step from being out of the ground.  By doing that we are able to customize materials to a customer’s application that way. A lot of manufacturers, they have to start with the base materials that they don’t have a lot of control over, and by having the control over the outcome is what makes us unique.

Steve Jordan - VP Manufacturing

And we can address those better than perhaps any of our competitors because we have a fully integrated process and we can alter that, anywhere down the line to produce very unique characteristics that serve their needs, helping them be more competitive from improve performance or even enabling them to do something where their products otherwise could not do. We have been here a lot of years working with these metals and we go all the way back to 1929.

Charlie Bennett - Vice President R&D

Advanced enabling materials allow our customers to develop their next generation technology, without our materials they wouldn’t be able to do so, they would run into road blocks.

Steve Jordan - VP Manufacturing

We have some customers that are very involved with us, even up to coming into our facility sometimes for months out of times working very closely with us developing a very specialized, unique material or product just for them.

Bruce Tremblay - Senior Engineer

I think that’s a unique capability that we have.

Jack Jensen - President & CEO

And we do this all under one roof.  We’re one of a few companies of the world that have all these capabilities.

Bruce Tremblay - Senior Engineer

In fact, one of the things that we really believe here at Elmet is that the more difficult it is to do something, the more it’s to our advantage.

Steve Jordan - VP Manufacturing

This entire organization really, really focuses on taking care of the customers’ needs.

Jack Jensen - President & CEO

The customers that visit us love our team.

Charlie Bennett - Vice President R&D

They feel they have friends here, they feel that they have people they can trust. All these customers and their requirements have pushed us to become better and better.

Teri Pontbriand - HR Manager

Elmet is all about the culture and the culture is based on its employees.  We have some great employees in our past success, our current success and our future success. It’s all do to with our workforce.

Jack Jensen - President & CEO

One customer sent us specifications and when we looked at the print, we said it’s got to be a mistake the tolerances are way too difficult. So we presented that to our employees.  They looked at it, with their “can do” attitude, developed a process to make this very difficult break-through product and with that it ended out with us getting million dollars of business from this customer

Harry Richardson - Manufacturing Manager

We’ve come up with good answers and frankly at the end of the day that gives you a lot of job satisfaction.

Charlie Bennett - Vice President R&D

Some people try to address this with a one size fits all.  In our case we take every aspect of our technical capabilities, and then our wide range of engineering capabilities. and bring them all to bear.

Peter Van Alstine - VP Sales & Marketing

Elmet has an experienced sales force and there is an opportunity to leverage that experience; combine it with a group of senior engineers, and get after some big, big growth opportunities in multiple industries—in semiconductors, electronics, solar, medical, A whole bunch of industries where we only play a very small part in most of those industries today. We have a plan to get after those industries and to create a significant amount of growth for the company.

Harry Richardson - Manufacturing Manager

We’ve worked on solutions the harder the problems that a lot of people would walk away from.

Jack Jensen - President & CEO

We like difficult products because they carry high prices, high margins, and keep the competition out. We are very excited about going public.  This will give us the opportunity to grow organically as well as through acquisition.

Teri Pontbriand - HR Manager

Our employees are excited about the growth and development opportunities at Elmet. We are prime and ready to go.  We could load our three shifts and we could even go 24/7. Our employees will open their arms for that opportunity.

Steve Jordan - VP Manufacturing

We have one heck of a team that takes on challenges each and everyday, and come up with some great unique solutions for our customers.

Jack Jensen - President & CEO

We’re just in the beginning stages of exploiting our capabilities, focusing more on sales and marketing around the world.

Peter Van Alstine - VP Sales & Marketing

Elmet has largely succeeded in its marketing effort by word of mouth and by the quality of its materials, its workmanship and its reputation. We are planning to take that clearly to the next level. You could expect to see in 2007 and beyond a lot of branding activity, a lot of messaging and a lot of communications activity to take the company to the next level

Charlie Bennett - Vice President R&D

Where we find that our value-add and our growth is, is in the next generation solution. So it’s something that a customer doesn’t have today but they want it tomorrow which gives them an advantage, allows them to grow in their market place, and we of course grow along with that growth.

Jack Jensen - President & CEO

We sell to a lot of customers around the world, we sell to China, we sell to Israel, we sell to Europe, Varian, IBM, Veeco, Osram, Philips, so we’re scattered. We have a lot of world class customers that we are proud of.

Listen, create and delight, that’s how we run our business.